                              UNITED STATES

                   SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549

                                FORM 8-K

                             CURRENT REPORT

                       Pursuant to Section 13 of the

                     Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2000

                    Sears Credit Account Master Trust II
            (Exact name of registrant as specified in charter)

     Illinois                     0-24776              Not Applicable
    (State of                   (Commission           (IRS Employer
    Organization)               File Number)          Identification No.)

c/o SRFG, Inc.
3711 Kennett Pike
Greenville, Delaware                               19807
(Address of principal executive offices)         (Zip Code)

Registrant's Telephone Number, including area code: (302) 434-3176

Former name, former address and former fiscal year, if changed since last report:  Not Applicable

Item 5.     Other Events

      On March 15, 2000, Registrant made available the Monthly Investor
Certificateholders' Statements set forth as Exhibits 20(a) through 20(m).

Item 7.     Financial Statements and Exhibits
  20(a).    Series 1994-1 Monthly Investor Certificateholders' Statement
            related to the distribution of March 15, 2000 and reflecting the performance of the Trust during the Due Period ended in February
            2000, which will accompany the distribution on March 15, 2000.

  20(b).    Series 1995-2 Monthly Investor Certificateholders' Statement
            related to the distribution of March 15, 2000 and reflecting the performance of the Trust during the Due Period ended in February
            2000, which will accompany the distribution on March 15, 2000.

  20(c).    Series 1995-3 Monthly Investor Certificateholders' Statement
            related to the distribution of March 15, 2000 and reflecting the performance of the Trust during the Due Period ended in February
            2000, which will accompany the distribution on March 15, 2000.

  20(d).    Series 1995-5 Monthly Investor Certificateholders' Statement
            related to the distribution of March 15, 2000 and reflecting the performance of the Trust during the Due Period ended in February
            2000, which will accompany the distribution on March 15, 2000.

  20(e).    Series 1996-1 Monthly Investor Certificateholders' Statement
            related to the distribution of March 15, 2000 and reflecting the performance of the Trust during the Due Period ended in February
            2000, which will accompany the distribution on March 15, 2000.

  20(f).    Series 1996-3 Monthly Investor Certificateholders' Statement
            related to the distribution of March 15, 2000 and reflecting the performance of the Trust during the Due Period ended in February
            2000, which will accompany the distribution on March 15, 2000.

  20(g).    Series 1996-4 Monthly Investor Certificateholders' Statement
            related to the distribution of March 15, 2000 and reflecting the performance of the Trust during the Due Period ended in February
            2000, which will accompany the distribution on March 15, 2000.

  20(h).    Series 1997-1 Monthly Investor Certificateholders' Statement
            related to the distribution of March 15, 2000 and reflecting the performance of the Trust during the Due Period ended in February
            2000, which will accompany the distribution on March 15, 2000.

  20(i).    Series 1998-1 Monthly Investor Certificateholders' Statement
            related to the distribution of March 15, 2000 and reflecting the performance of the Trust during the Due Period ended in February
            2000, which will accompany the distribution on March 15, 2000.

  20(j).    Series 1998-2 Monthly Investor Certificateholders' Statement
            related to the distribution of March 15, 2000 and reflecting the performance of the Trust during the Due Period ended in February
            2000, which will accompany the distribution on March 15, 2000.

  20(k).    Series 1999-1 Monthly Investor Certificateholders' Statement
            related to the distribution of March 15, 2000 and reflecting the performance of the Trust during the Due Period ended in February
            2000, which will accompany the distribution on March 15, 2000.

  20(l).    Series 1999-2 Monthly Investor Certificaterholders' Statement
            related to the distribution of March 15, 2000 and reflecting the performance of the Trust during the Due Period ended in February
            2000, which will accompany the distribution on March 15, 2000.

  20(m).    Series 1999-3 Monthly Investor Certificaterholders' Statement
            related to the distribution of March 15, 2000 and reflecting the performance of the Trust during the Due Period ended in February
            2000, which will accompany the distribution on March 15, 2000.

                                      SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  Sears Credit Account Master Trust II
                                  (Registrant)

                                   By:   SRFG, Inc.
                                        (Originator of the
Trust)

                                   By:  /s/Donald J. Woytek

Donald J. Woytek

Vice President, Administration

 Date: March 15, 2000

                                EXHIBIT INDEX

Exhibit No.

  20(a).    Series 1994-1 Monthly Investor Certificateholders' Statement
            (March 15, 2000)

  20(b).    Series 1995-2 Monthly Investor Certificateholders' Statement
            (March 15, 2000)

  20(c).    Series 1995-3 Monthly Investor Certificateholders' Statement
            (March 15, 2000)

  20(d).    Series 1995-5 Monthly Investor Certificateholders' Statement
            (March 15, 2000)

  20(e).    Series 1996-1 Monthly Investor Certificateholders' Statement
            (March 15, 2000)

  20(f).    Series 1996-3 Monthly Investor Certificateholders' Statement
            (March 15, 2000)

  20(g).    Series 1996-4 Monthly Investor Certificateholders' Statement
            (March 15, 2000)

  20(h).    Series 1997-1 Monthly Investor Certificateholders' Statement
            (March 15, 2000)

  20(i).    Series 1998-1 Monthly Investor Certificateholders' Statement
            (March 15, 2000)

  20(j).    Series 1998-2 Monthly Investor Certificateholders' Statement
            (March 15, 2000)

  20(k).    Series 1999-1 Monthly Investor Certificateholders' Statement
            (March 15, 2000)

  20(l).    Series 1999-2 Monthly Investor Certificateholders' Statement
            (March 15, 2000)

  20(m).    Series 1999-3 Monthly Investor Certificateholders' Statement
            (March 15, 2000)